EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2014	July 31, 2014	October 31, 2013
Net revenue	$28,406	$27,585	$29,131

Costs and expenses:
Cost of sales	21,425	20,974	22,437
Research and development	876	887	729
Selling, general and administrative	3,364	3,388	3,351
Amortization of intangible assets	226	227	317
Restructuring charges	604	649	371
Acquisition-related charges	3	2	3
Total costs and expenses	26,498	26,127	27,208

Earnings from operations	1,908	1,458	1,923

Interest and other, net	(146)	(145)	(103)

Earnings before taxes	1,762	1,313	1,820

Provision for taxes	(432)	(328)	(406)

Net earnings	$1,330	$985	$1,414

Net earnings per share:
Basic	$0.71	$0.53	$0.74
Diluted	$0.70	$0.52	$0.73

Cash dividends declared per share	$-	$0.32	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,862	1,870	1,918
Diluted	1,896	1,899	1,940

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (In millions, except per share amounts)

	Twelve months ended October 31,
	2014	2013
	(Unaudited)
Net revenue	$111,454	$112,298

Costs and expenses:
Cost of sales	84,839	86,380
Research and development	3,447	3,135
Selling, general and administrative	13,353	13,267
Amortization of intangible assets	1,000	1,373
Restructuring charges	1,619	990
Acquisition-related charges	11	22
Total costs and expenses	104,269	105,167

Earnings from operations	7,185	7,131

Interest and other, net	(628)	(621)

Earnings before taxes	6,557	6,510

Provision for taxes	(1,544)	(1,397)

Net earnings	$5,013	$5,113

Net earnings per share:
Basic	$2.66	$2.64
Diluted	$2.62	$2.62

Cash dividends declared per share	$0.61	$0.55

Weighted-average shares used to compute net earnings per share:
Basic	1,882	1,934
Diluted	1,912	1,950

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of October 31,
	2014	2013
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$15,133	$12,163
Accounts receivable	13,832	15,876
Financing receivables	2,946	3,144
Inventory	6,415	6,046
Other current assets	11,819	13,135

Total current assets	50,145	50,364

Property, plant and equipment	11,340	11,463

Long-term financing receivables and other assets	8,454	9,556

Goodwill and intangible assets	33,267	34,293

Total assets	$103,206	$105,676

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,486	$5,979
Accounts payable	15,903	14,019
Employee compensation and benefits	4,209	4,436
Taxes on earnings	1,017	1,203
Deferred revenue	6,143	6,477
Other accrued liabilities	12,977	13,407

Total current liabilities	43,735	45,521

Long-term debt	16,039	16,608

Other liabilities	16,305	15,891

Stockholders' equity:
HP stockholders' equity	26,731	27,269
Non-controlling interests	396	387

Total stockholders' equity	27,127	27,656

Total liabilities and stockholders' equity	$103,206	$105,676

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	October 31, 2014	July 31, 2014	October 31, 2013
Net revenue:(a)

Personal Systems	$8,948	$8,649	$8,604
Printing	5,740	5,590	6,047
Total Printing and Personal Systems Group	14,688	14,239	14,651
Enterprise Group	7,270	6,894	7,575
Enterprise Services	5,511	5,590	5,918
Software	1,087	959	1,093
HP Financial Services	906	855	912
Corporate Investments	5	3	5
Total segments	29,467	28,540	30,154
Elimination of intersegment net revenue and other	(1,061)	(955)	(1,023)

Total HP consolidated net revenue	$28,406	$27,585	$29,131

Earnings before taxes:(a)

Personal Systems	$355	$346	$265
Printing	1,040	1,026	1,081
Total Printing and Personal Systems Group	1,395	1,372	1,346
Enterprise Group	1,075	966	1,092
Enterprise Services	374	228	255
Software	338	203	330
HP Financial Services	110	79	102
Corporate Investments	(107)	(115)	(86)
Total segment earnings from operations	3,185	2,733	3,039

Corporate and unallocated costs and eliminations	(316)	(265)	(323)
Stock-based compensation expense	(128)	(132)	(102)
Amortization of intangible assets	(226)	(227)	(317)
Restructuring charges	(604)	(649)	(371)
Acquisition-related charges	(3)	(2)	(3)
Interest and other, net	(146)	(145)	(103)

Total HP consolidated earnings before taxes	$1,762	$1,313	$1,820

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2014	2013
Net revenue:(a)

Personal Systems	$34,303	$32,179
Printing	22,979	23,896
Total Printing and Personal Systems Group	57,282	56,075
Enterprise Group	27,814	28,081
Enterprise Services	22,398	24,061
Software	3,933	4,021
HP Financial Services	3,498	3,629
Corporate Investments	302	24
Total segments	115,227	115,891
Elimination of intersegment net revenue and other	(3,773)	(3,593)

Total HP consolidated net revenue	$111,454	$112,298

Earnings before taxes:(a)

Personal Systems	$1,270	$980
Printing	4,185	3,933
Total Printing and Personal Systems Group	5,455	4,913
Enterprise Group	4,008	4,259
Enterprise Services	803	679
Software	872	868
HP Financial Services	389	399
Corporate Investments	(199)	(316)
Total segment earnings from operations	11,328	10,802

Corporate and unallocated costs and eliminations	(953)	(786)
Stock-based compensation expense	(560)	(500)
Amortization of intangible assets	(1,000)	(1,373)
Restructuring charges	(1,619)	(990)
Acquisition-related charges	(11)	(22)
Interest and other, net	(628)	(621)

Total HP consolidated earnings before taxes	$6,557	$6,510

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.